Income Taxes	12 Months Ended
Jun. 28, 2020
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The following were the components of loss before income taxes:

	Fiscal Years Ended
(in millions of U.S. Dollars)	June 28, 2020	June 30, 2019	June 24, 2018
Domestic	($210.3)	($92.2)	($107.6)
Foreign	4.7	(30.7)	(2.5)
Loss before income taxes	($205.6)	($122.9)	($110.1)
The following were the components of income tax (benefit) expense:

	Fiscal Years Ended
(in millions of U.S. Dollars)	June 28, 2020	June 30, 2019	June 24, 2018
Current:
Federal	($7.3)	$1.4	$13.7
Foreign	0.2	0.5	3.6
State	0.1	0.3	0.3
Total current	(7.0)	2.2	17.6
Deferred:
Federal	1.8	(1.9)	(46.1)
Foreign	(2.8)	(4.5)	(3.6)
State	—	(0.2)	(3.1)
Total deferred	(1.0)	(6.6)	(52.8)
Income tax benefit	($8.0)	($4.4)	($35.2)
Actual income tax expense (benefit) differed from the amount computed by applying each period's U.S. federal statutory tax rate to pre-tax earnings as a result of the following:

	Fiscal Years Ended
(in millions of U.S. Dollars)	June 28, 2020	% of Loss	June 30, 2019	% of Loss	June 24, 2018	% of Loss
Federal income tax provision at statutory rate	($43.2)	21%	($25.8)	21%	($31.1)	28%
(Decrease) increase in income tax expense resulting from:
State tax provision, net of federal benefit	(1.9)	1%	(2.0)	2%	(6.2)	6%
Tax exempt interest	(0.5)	—%	(0.4)	—%	(1.2)	1%
48C investment tax credit	—	—%	—	—%	(1.5)	1%
(Decrease) increase in tax reserve	(0.3)	—%	0.5	—%	0.1	—%
Research and development credits	(3.3)	2%	(2.8)	2%	(1.1)	1%
Foreign tax credit	(0.3)	—%	(0.4)	—%	(39.2)	36%
Increase (decrease) in valuation allowance	50.3	(25)%	4.3	(4)%	(29.4)	27%
Partial extinguishment of convertible notes	(6.0)	3%	—	—%	—	—%
Stock-based compensation	2.1	(1)%	0.7	(1)%	8.3	(8)%
Statutory rate differences	1.2	(1)%	6.0	(5)%	(2.0)	2%
Foreign earnings taxed in U.S.	0.3	—%	0.4	—%	51.9	(47)%
Foreign currency fluctuations	—	—%	—	—%	(0.3)	—%
Other foreign adjustments	0.3	—%	(0.1)	—%	(0.1)	—%
Net operating loss carryback	(7.2)	4%	—	—%	(0.1)	—%
Provision to return adjustments	(1.3)	1%	11.8	(10)%	—	—%
Tax on distributable foreign earnings	—	—%	—	—%	4.0	(4)%
Impact of rate changes	0.8	—%	2.7	(2)%	11.2	(10)%
Expiration of state credits	0.9	—%	1.2	(1)%	1.3	(1)%
Other	0.1	—%	(0.5)	—%	0.2	—%
Income tax benefit	($8.0)	4%	($4.4)	4%	($35.2)	32%
The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities were as follows:

(in millions of U.S. Dollars)	June 28, 2020	June 30, 2019
Deferred tax assets:
Compensation	$4.4	$9.6
Inventories	7.9	3.8
Sales return reserve and allowance for bad debts	2.6	3.2
Federal and state net operating loss carryforwards	180.1	137.1
Federal credits	30.3	20.0
State credits	1.9	2.9
48C investment tax credits	37.5	25.9
Stock-based compensation	8.3	11.3
Deferred revenue	23.1	22.6
Lease liabilities	6.5	—
Other	5.0	4.5
Total gross deferred assets	307.6	240.9
Less valuation allowance	(208.5)	(185.2)
Deferred tax assets, net	99.1	55.7

Deferred tax liabilities:
Property and equipment	(27.8)	(13.9)
Intangible assets	(19.2)	(16.9)
Investments	(1.6)	(0.9)
Prepaid taxes and other	(0.7)	—
Foreign earnings recapture	(2.0)	(2.0)
Taxes on unremitted foreign earnings	—	(2.4)
Lease assets	(6.3)	—
Convertible notes	(42.1)	(20.7)
Total gross deferred liability	(99.7)	(56.8)
Deferred tax liability, net	($0.6)	($1.1)
The components giving rise to the net deferred tax assets (liabilities) have been included in the consolidated balance sheets as follows:

	Balance at June 28, 2020
(in millions of U.S. Dollars)	Assets	Liabilities
U.S. federal income taxes	$—	($1.8)
Foreign income taxes	1.2	—
Total	$1.2	($1.8)

	Balance at June 30, 2019
(in millions of U.S. Dollars)	Assets	Liabilities
U.S. federal income taxes	$—	$—
Foreign income taxes	0.9	(2.0)
Total	$0.9	($2.0)
The Company assesses all available positive and negative evidence to estimate if sufficient future taxable income will be generated to utilize the existing deferred tax assets by jurisdiction. The Company has concluded that it is necessary to recognize a full valuation allowance against its U.S. and Luxembourg deferred tax assets as of June 28, 2020. As of June 30, 2019, the U.S. valuation allowance was $177.6 million. For the fiscal year ended June 28, 2020, the Company increased the U.S. valuation allowance by $27.6 million due to the Company's current year domestic loss, which was partially offset by the issuance of the 2026 Notes. As of June 30, 2019, the Luxembourg valuation allowance was $7.6 million. For the fiscal year ended June 28, 2020, the Company decreased this valuation allowance by $4.3 million due to year-to-date income in Luxembourg.
As of June 28, 2020, the Company had approximately $16.4 million of foreign net operating loss carryovers, of which $13.4 million are offset by a valuation allowance. Of the Company's foreign net operating loss carryovers, $6.3 million have no carry forward limitation and the remaining $10.1 million will begin to expire in fiscal 2035. As of June 28, 2020, the Company had approximately $795.9 million of federal net operating loss carryovers and $235.0 million of state net operating loss carryovers which are fully offset by a valuation allowance. Additionally, the Company had $67.8 million of federal and $2.5 million of state income tax credit carryforwards which are fully offset by a valuation allowance. The federal and state net operating loss carryovers will begin to expire in fiscal 2038 and fiscal 2021, respectively. The federal and state income tax credit carryforwards will begin to expire in fiscal 2031 and fiscal 2021, respectively.
U.S. GAAP requires a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is cumulatively more than 50% likely to be realized upon ultimate settlement.
As of June 30, 2019 the Company’s liability for unrecognized tax benefits was $8.2 million. During the fiscal year ended June 28, 2020, the Company recognized a $0.8 million decrease to the liability for unrecognized tax benefits due to statute expiration and settlement of tax positions. As a result, the total liability for unrecognized tax benefits as of June 28, 2020 was $7.4 million. If any portion of this $7.4 million is recognized, the Company will then include that portion in the computation of its effective tax rate. Although the ultimate timing of the resolution and/or closure of audits is highly uncertain, the Company believes it is reasonably possible that $0.3 million of gross unrecognized tax benefits will change in the next 12 months as a result of statute requirements or settlement with tax authorities.
The following is a tabular reconciliation of the Company’s change in uncertain tax positions:

	Fiscal Years Ended
(in millions of U.S. Dollars)	June 28, 2020	June 30, 2019	June 24, 2018
Balance at beginning of period	$8.2	$8.6	$13.3
Decrease related to current year change in law	—	—	(4.7)
Increases related to prior year tax positions	—	0.5	0.6
Decreases related to prior year tax positions	—	—	(0.1)
Settlements with tax authorities	(0.1)	—	(0.1)
Expiration of statute of limitations for assessment of taxes	(0.7)	(0.9)	(0.4)
Balance at end of period	$7.4	$8.2	$8.6
The Company's policy is to include interest and penalties related to unrecognized tax benefits within the income tax expense (benefit) line item in the consolidated statements of operations. Interest and penalties relating to unrecognized tax benefits recognized in the consolidated statements of operations totaled less than $0.1 million for the fiscal years ending June 28, 2020, June 30, 2019, and June 24, 2018. The Company accrued less than $0.1 million for interest and penalties relating to unrecognized tax benefits in the consolidated balance sheets as of June 28, 2020 and June 30, 2019.
The Company files U.S. federal, U.S. state and foreign tax returns. For U.S. federal purposes, the Company is generally no longer subject to tax examinations for fiscal years prior to 2017. For U.S. state tax returns, the Company is generally no longer subject to tax examinations for fiscal years prior to 2016. For foreign purposes, the Company is generally no longer subject to examination for tax periods prior to 2010. Certain carryforward tax attributes generated in prior years remain subject to examination, adjustment and recapture.
The Company provides for income taxes on the earnings of foreign subsidiaries unless the subsidiaries’ earnings are considered indefinitely reinvested outside the United States. As of June 28, 2020, the Company has approximately $63.2 million of undistributed earnings for certain non-U.S. subsidiaries. The Company has determined that $56.1 million of the $63.2 million of undistributed foreign earnings are expected to be repatriated in the foreseeable future. The Company does not expect to incur any foreign income taxes upon repatriation of the $56.1 million foreign earnings. As of June 28, 2020, the Company has not provided income taxes on the remaining undistributed foreign earnings of $7.1 million as the Company continues to maintain its intention to reinvest these earnings in foreign operations indefinitely. If, at a later date, these earnings were repatriated to the United States, the Company would be required to pay approximately $0.4 million in taxes on these amounts.